Exhibit 23.01


                           CONSENT OF INDEPENDENT AUDITORS


               We consent to the incorporation by reference of our report dated February 22, 1994, with respect to the consolidated financial statements and schedules of Equitable Resources, Inc. included in this Annual Report (Form 10-K) for the year ended December 31, 1993 in the Prospectus part of the following Registration Statements:

               Registration  Statement  No.   33-52151  on  Form   S-8
               pertaining to the 1994 Equitable Resources, Inc. Long-Term Incentive Plan;

               Registration  Statement   No.  33-52137  on   Form  S-8
               pertaining to the 1994 Equitable Resources, Inc. Non-Employee Directors' Stock Incentive Plan;

               Post-Effective Amendment No. 2 to Registration Statement No. 2-69010 on Form S-8 pertaining to the Equitable Resources, Inc. Key Employee Restricted Stock Option and Stock Appreciation Rights Incentive Compensation Plan;

               Post-Effective   Amendment   No.  1   to   Registration
               Statement No. 33-00252 on Form S-8 pertaining to the Equitable Resources, Inc. Employee Savings Plan;

               Post-Effective Amendment No. 1 to Registration Statement No. 33-10508 on Form S-8 pertaining to the Equitable Resources, Inc. Key Employee Restricted Stock Option and Stock Appreciation Rights Incentive Compensation Plan.

               We also consent to the incorporation by reference in the Registration Statement No. 33-46207 on Form S-3 pertaining to the registration of $100,000,000 Medium Term Notes, Series B of Equitable Resources, Inc. and in the related Prospectus of our report dated February 22, 1994, with respect to the consolidated financial statements and schedules of Equitable Resources, Inc. included in this Annual Report (Form 10-K) for the year ended December 31, 1993.

               We also consent to the incorporation by reference of our report dated March 4, 1994 with respect to the financial statements and schedules of the Equitable Resources, Inc. Employee Savings Plan included in the Annual Report (Form 11-K) for the year ended October 31, 1993, included in Exhibit 99.01 to this Annual Report (Form 10-K) into Post-Effective Amendment No. 1 to Registration Statement No. 33-00252 on Form S-8 pertaining to the Equitable Resources, Inc. Employee Savings Plan.














                                           By
                                                ___________________________
                                                      Ernst & Young




          Pittsburgh, Pennsylvania
          March 21, 1994